EXHIBIT 99.1

COMPUCREDIT REPORTS FIRST QUARTER 2009 RESULTS

ATLANTA, GA, May 6, 2009 – CompuCredit (NASDAQ: CCRT) reported a first quarter 2009 GAAP net loss from continuing operations attributable to controlling interests of $112.5 million, or $2.40 per fully diluted common share, which compares to first quarter 2008 GAAP net income from continuing operations attributable to controlling interests of $4.0 million, or $0.08 per fully diluted common share.

CompuCredit also reported a first quarter 2009 managed loss from continuing operations attributable to controlling interests of $121.6 million, or $2.59 per fully diluted common share, which compares to first quarter 2008 managed losses from continuing operations attributable to controlling interests of $103.3 million, or $2.21 per fully diluted common share.

“In this very challenging economic environment, we continue to focus on account management, cost-savings initiatives and the expansion of our businesses that are not reliant on the securitization markets, such as our charged-off-debt-buying business and standalone third party servicing capabilities,” said David G. Hanna, Chairman and CEO of CompuCredit.

Effective January 1, 2009, CompuCredit implemented FASB Staff Position APB 14-1 "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" to account for CompuCredit’s outstanding convertible senior notes. As a result, prior periods’ consolidated financial statements have been retrospectively adjusted to present them as though APB 14-1 were effective in those prior periods. For the quarter ended March 31, 2008, CompuCredit’s retrospective adjustment increased interest costs (net of a reduction in deferred loan costs) by $0.04 per fully diluted common share, and for the quarter ended December 31, 2008, the retrospective adjustment increased interest costs (net of a reduction in deferred loan costs) and reduced gain on repurchase of convertible senior notes by an aggregate $0.52 per fully diluted common share.

CompuCredit’s net interest margin was 5.1 percent in the first quarter of 2009, as compared to 13.6 percent for the first quarter of 2008 and 13.8 percent in the previous quarter. The adjusted charge-off rate was 19.5 percent in the first quarter of 2009, as compared to 18.5 percent for the first quarter of 2008 and 14.2 percent in the previous quarter. As of March 31, 2009, the 60-plus day delinquency rate was 17.1 percent, up from 16.5 percent as of March 31, 2008 and 16.3 percent as of December 31, 2008.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It also is important to analysts, investors and others that CompuCredit provide selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that substantially all of CompuCredit’s credit card receivables had been sold in securitization transactions as of March 31, 2009; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to it through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that it manages for its equity-method investees; and (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results.

* * * * *

For further details regarding CompuCredit’s first quarter 2009 financial performance, the media and public are invited to listen to management’s pre-recorded first quarter 2009 earnings commentary, which will be available after 5:00 p.m. Eastern Standard Time on Wednesday, May 6, 2009 via the Internet at www.CompuCredit.com.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Investor Relations Jay Putnam 770.828.2612 Jay.Putnam@CompuCredit.com Media Relations Tom Donahue 770.828.1577 Thomas.Donahue@CompuCredit.com

CompuCredit Corporation and Subsidiaries
Financial, Operating and Statistical Measures
(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
Common Share Statistics (1)	(Unaudited)	(Unaudited)	(Unaudited)
Net (Loss) Income From Continuing Operations Per Common Share:
Basic	$(2.40)	$(1.09)	$0.08
Diluted	$(2.40)	$(1.09)	$0.08
Loss On Discontinued Operations Per Common Share:
Basic	N/A	N/A	$(0.07)
Diluted	N/A	N/A	$(0.07)
Net (Loss) Income Per Common Share:
Basic	$(2.40)	$(1.09)	$0.01
Diluted	$(2.40)	$(1.09)	$0.01

Stock Price Per Common Share (Period End)	$2.45	$5.53	$8.87
Total Market Capitalization (Period End)	$118,012	$265,412	$425,166
Shares Outstanding (Period End)(2)	48,168	47,995	47,933
Weighted Average Shares Outstanding—Basic	46,866	46,807	46,742
Weighted Average Shares Outstanding—Diluted	46,866	46,807	46,839

Average Managed Receivables Statistics (3)
Average Managed Receivables	$2,918,099	$3,318,998	$3,986,532
GAAP Return On Average Managed Receivables	-15.4%	-6.1%	0.4%
Net Interest Margin	5.1%	13.8%	13.6%
Other Income Ratio	3.6%	13.5%	4.8%
Net Charge-Off Rate	20.1%	15.0%	20.1%
Adjusted Charge-Off Rate	19.5%	14.2%	18.5%
Risk Adjusted Margin	-11.4%	12.2%	-0.9%
Operating Ratio	13.7%	14.1%	13.1%

Period-End Managed Receivables Statistics (3)
Total Managed Receivables	$2,673,845	$3,121,682	$3,813,040
Delinquency Rate (60+ days)	17.1%	16.3%	16.5%
Number of Accounts	3,560	3,993	4,983

(1) Except as otherwise noted herein, all per share financial, operating and statistical measures are those that are attributable to controlling interests only.

(2) Shares outstanding balances exclude 3,651,069 shares that were outstanding at March 31, 2009, December 31, 2008 and March 31, 2008 but that are returnable to CompuCredit under the terms of a share lending arrangement.

(3) Receivables-based statistics are based on continuing operations only.

CompuCredit Corporation and Subsidiaries
Condensed Consolidated Balance Sheet
(Dollars in thousands)

March 31,
2009
(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $18,355)	$96,429
Securitized earning assets	621,834
Non-securitized earning assets, net:
Loans and fees receivable, net (of $22,585 in deferred revenue and $53,530 in allowances for uncollectible loans and fees receivable)	319,352
Investments in previously charged-off receivables	55,488
Investments in securities	4,005
Deferred costs, net	5,833
Property at cost, net of depreciation	43,265
Investments in equity-method investees	44,774
Intangibles, net	4,041
Goodwill	64,355
Prepaid expenses and other assets	45,501
Total assets	$1,304,877

Liabilities
Accounts payable and accrued expenses	$87,748
Notes payable and other borrowings	182,988
Convertible senior notes	302,048
Deferred revenue, primarily from forward flow agreement	23,377
Current and deferred income tax liabilities	74,378
Total liabilities	670,539

Equity
Common stock, no par value, 150,000,000 shares authorized: 60,478,232 shares issued and 51,818,573 shares outstanding (including 3,651,069 loaned shares to be returned)	-
Additional paid-in capital	520,001
Treasury stock, at cost, 8,659,659 shares	(220,564)
Accumulated other comprehensive loss	(32,772)
Retained earnings	340,632
Total shareholders' equity	607,297
Noncontrolling interests	27,041
Total equity	634,338
Total liabilities and equity	$1,304,877

CompuCredit Corporation and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)

	For The Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Consumer loans, including past due fees	$19,801	$21,580	$22,916
Other	329	627	2,083
Total interest income	20,130	22,207	24,999
Interest expense	(10,192)	(13,320)	(13,990)
Net interest income before fees and related income on non- securitized earning assets and provision for loan losses	9,938	8,887	11,009
Fees and related income on non-securitized earning assets	44,465	44,525	56,264
Provision for loan losses	(12,763)	(18,470)	(20,406)
Net interest income, fees and related income on non-securitized earning assets	41,640	34,942	46,867

Other operating (loss) income:
Fees and related (loss) income on securitized earning assets	(152,026)	(93,198)	42,593
Servicing income	39,404	44,192	48,286
Ancillary and interchange revenues	5,998	9,751	15,421
Gain on repurchase of convertible senior notes	160	47,943	-
Equity in (loss) income of equity-method investees	(2,182)	5,189	8,474
Total other operating (loss) income	(108,646)	13,877	114,774
Other operating expense:
Salaries and benefits	14,232	14,340	18,779
Card and loan servicing	58,233	67,878	77,413
Marketing and solicitation	4,182	4,649	15,859
Depreciation	6,357	6,911	9,954
Goodwill impairment	-	1,704	-
Other	25,682	31,228	29,131
Total other operating expense	108,686	126,710	151,136
(Loss) income from continuing operations before income taxes	(175,692)	(77,891)	10,505
Income tax benefit (expense)	60,586	23,343	(4,518)
(Loss) income from continuing operations	(115,106)	(54,548)	5,987
Discontinued operations:
Loss from discontinued operations before income tax benefit	-	-	(4,685)
Income tax benefit	-	-	1,640
Loss from discontinued operations	-	-	(3,045)
Net (loss) income	(115,106)	(54,548)	2,942
Net loss (income) attributable to noncontrolling interests	2,589	3,616	(2,019)
Net (loss) income attributable to controlling interests	$(112,517)	$(50,932)	$923

(Loss) income from continuing operations attributable to controlling interests per common share—basic	$(2.40)	$(1.09)	$0.08
(Loss) income from continuing operations attributable to controlling interests per common share—diluted	$(2.40)	$(1.09)	$0.08

Loss from discontinued operations attributable to controlling interests per common share—basic	$-	$-	$(0.07)
Loss from discontinued operations attributable to controlling interests per common share—diluted	$-	$-	$(0.07)

Net (loss) income attributable to controlling interests per common share—basic	$(2.40)	$(1.09)	$0.01
Net (loss) income attributable to controlling interests per common share—diluted	$(2.40)	$(1.09)	$0.01

CompuCredit Corporation and Subsidiaries
Business Segment Data
(Unaudited)
(In thousands)

Three Months Ended March 31, 2009	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related (loss) income on non-securitized earning assets	$(5,616)	$4,205	$15,683	$18,584	$8,784	$41,640
Total other operating (loss) income	$(108,987)	$28	$-	$313	$-	$(108,646)
(Loss) income from continuing operations before income taxes	$(178,025)	$(2,328)	$(927)	$2,030	$3,558	$(175,692)
Loss from discontinued operations before income taxes	$-	$-	$-	$-	$-	$-
Loans and fees receivable, gross	$1,064	$-	$32,870	$340,548	$20,985	$395,467
Loans and fees receivable, net	$797	$-	$26,898	$276,726	$14,931	$319,352
Total assets	$796,490	$65,100	$41,670	$329,713	$71,904	$1,304,877

Three Months Ended March 31, 2008	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro-Loans	Auto Finance	Other	Total
Net interest income, fees and related (loss) income on non-securitized earning assets	$(7,928)	$18,937	$17,860	$15,812	$2,186	$46,867
Total other operating income	$114,365	$213	$-	$196	$-	$114,774
(Loss) income from continuing operations before income taxes	$(1,783)	$13,573	$4,432	$(2,924)	$(2,793)	$10,505
Loss from discontinued operations before income taxes	$-	$-	$(4,185)	$-	$(500)	$(4,685)
Loans and fees receivable, gross	$28,395	$-	$33,472	$370,939	$14,943	$447,749
Loans and fees receivable, net	$23,282	$-	$28,088	$303,744	$9,455	$364,569
Total assets	$1,352,723	$36,058	$98,222	$390,547	$59,871	$1,937,421

CompuCredit Corporation and Subsidiaries
Managed Earnings and Reconciliation of Reported GAAP Net (Loss) Income to Managed Earnings
(Unaudited)
(In thousands, except per share data)

	For The Three Months Ended
	March 31, 2009	December 31, 2008	March 31, 2008
GAAP net (loss) income attributable to controlling interests as reported	$(112,517)	$(50,932)	$923
Securitization adjustment, net of tax	(2,372)	32,996	(102,348)
Provision to charge off adjustment, net of tax	(6,710)	1,936	(5,393)
Managed net loss attributable to controlling interests	$(121,599)	$(16,000)	$(106,818)
Managed net loss attributable to controlling interests per common share	$(2.59)	$(0.34)	$(2.29)

	For The Three Months Ended March 31, 2009			For The Three Months Ended March 31, 2008
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$19,801	$17,754	$37,555	$22,916	$112,708	$135,624
Net interest expense	(9,863)	5,249	(4,614)	(11,907)	3,987	(7,920)
Provision / charge offs	(12,763)	(129,470)	(142,233)	(20,406)	(163,798)	(184,204)
Other operating (loss) income	(64,181)	90,539	26,358	171,038	(123,364)	47,674
Marketing expense	(4,182)	-	(4,182)	(15,859)	-	(15,859)
Ancillary product expense	(104)	-	(104)	(344)	-	(344)
Operating expenses	(104,400)	4,547	(99,853)	(134,933)	4,203	(130,730)
(Loss) income from continuing operations before income taxes	(175,692)	(11,381)	(187,073)	10,505	(166,264)	(155,759)
Income tax benefit (expense)	60,586	4,888	65,474	(4,518)	56,994	52,476
(Loss) income from continuing operations	(115,106)	(6,493)	(121,599)	5,987	(109,270)	(103,283)
Loss from discontinued operations before income tax benefit	N/A	N/A	N/A	(4,685)	(753)	(5,438)
Income tax benefit of discontinued operations	N/A	N/A	N/A	1,640	263	1,903
Loss from discontinued operations	N/A	N/A	N/A	(3,045)	(490)	(3,535)
Net (loss) income	(115,106)	(6,493)	(121,599)	2,942	(109,760)	(106,818)
Net loss (income) attributable to noncontrolling interests	2,589	(2,589)	-	(2,019)	2,019	-
Net (loss) income attributable to controlling interests	$(112,517)	$(9,082)	$(121,599)	$923	$(107,741)	$(106,818)

Weighted average shares outstanding	46,866		46,866	46,839		46,742
(Loss) income from continuing operations attributable to controlling interests per common share	$(2.40)	$(0.19)	$(2.59)	$0.08	$(2.29)	$(2.21)
Loss from discontinued operations attributable to controlling interests per common share	N/A	N/A	N/A	$(0.07)	$(0.01)	$(0.08)
Net (loss) income attributable to controlling interests per common share	$(2.40)	$(0.19)	$(2.59)	$0.01	$(2.30)	$(2.29)

Gross loans and fees receivable	$395,467	$2,278,378	$2,673,845	$447,749	$3,365,291	$3,813,040

	For The Three Months Ended December 31, 2008
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$21,580	$93,002	$114,582
Net interest expense	(12,693)	5,859	(6,834)
Provision / charge offs	(18,470)	(99,533)	(118,003)
Other operating income	58,402	53,480	111,882
Marketing expense	(4,649)	-	(4,649)
Ancillary product expense	(146)	-	(146)
Operating expenses	(121,915)	4,562	(117,353)
Loss from continuing operations before income taxes	(77,891)	57,370	(20,521)
Income tax benefit	23,343	(18,822)	4,521
Loss from continuing operations	(54,548)	38,548	(16,000)
Loss from discontinued operations before income tax benefit	N/A	N/A	N/A
Income tax benefit of discontinued operations	N/A	N/A	N/A
Loss from discontinued operations	N/A	N/A	N/A
Net loss	(54,548)	38,548	(16,000)
Net loss attributable to noncontrolling interests	3,616	(3,616)	-
Net loss attributable to controlling interests	$(50,932)	$34,932	$(16,000)

Weighted average shares outstanding	46,807		46,807
(Loss) income from continuing operations attributable to controlling interests per common share	$(1.09)	$0.75	$(0.34)
Loss from discontinued operations attributable to controlling interests per common share	N/A	N/A	N/A
Net (loss) income attributable to controlling interests per common share	$(1.09)	$0.75	$(0.34)

Gross loans and fees receivable	$421,244	$2,700,438	$3,121,682